FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (the “Amendment”) is made by and between 3 Squirrels, LLC (the “Landlord”) and High Sierra Technologies, Inc. (the “Tenant”) to be effective as of February 1, 2022 notwithstanding the actual dates of execution of this Amendment by the parties hereto.

WHEREAS, the Landlord and the Tenant are parties to that certain Lease Agreement dated November 9, 2021 (the “Lease”).

WHEREAS, the Lease contains certain typographical errors.

WHEREAS, due to changes in circumstances since the Lease was executed, the parties to the Lease deem it necessary to amend certain terms, conditions and provisions that were originally set forth in the Lease.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the Landlord and the Tenant hereby promise, covenant and agree as follows.

1. The reference, in Sub-Section 1.02, to “225 E. 5th Street” is hereby stricken in its entirety and shall no longer be of any force and effect.  Said reference is hereby replaced with the following language:

“229 East 5th Street”.

2.  Sub-Section 1.06 is hereby stricken in its entirety and shall no longer be of any force and effect.  Said Sub-Section 1.06 is hereby replaced by a new Sub-Section 1.06 which shall read as follows.

“1.06  “Term”.  A period of 12 months.  Subject to Section 2, the Term shall commence on February 1, 2022 (the “Commencement Date”) and, unless terminated early in accordance with this Lease; end on January 31, 2023 (the “Termination Date”).  In the event that the Landlord is unable to deliver the Premises on the Commencement Date, then the Commencement Date and the Termination Date shall be adjusted accordingly so as to be reflective of the date that the Landlord actually delivers the Premises to the Tenant.”

3.  The reference, in EXHIBIT C, to “225 E. 5th Street” is hereby stricken in its entirety and shall no longer be of any force and effect.  Said reference is hereby replaced with the following language:

“229 East 5th Street”.

4.  All other terms, conditions and provisions of the Lease not expressly modified or amended by this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands to be effective as of the day and date first above-written.

3 Squirrels, LLC

By: /s/ Scott Dunseath

Dated: January 30, 2022

Scott Dunseath, its Manager

High Sierra Technologies, Inc.

By: /s/ Gregg W. Koechlein

Dated: January 30, 2022

Gregg W. Koechlein,

its Chief Operating Officer

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